Execution Version

Waiver and Fourth Amendment to Credit Agreement
and
Second Amendment to Guarantee and Collateral Agreement
dated as of March 11, 2015
among
Miller Energy Resources, Inc.,
as Borrower,
the Guarantors party hereto,
KeyBank National Association,
as Administrative Agent,
and
the Lenders Party Hereto

KeyBank National Association
Lead Arranger and Book Runner

[WAIVER AND Fourth AMENDMENT TO CREDIT AGREEMENT
AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT]
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Waiver and Fourth Amendment to Credit Agreement and
Second Amendment to Guarantee and Collateral Agreement

This Waiver and Fourth Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement (this “Amendment”) dated as of March 11, 2015, is among MILLER ENERGY RESOURCES, INC., a corporation duly formed and existing under the laws of the State of Tennessee, the Guarantors party hereto, each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 2, 2014 (amended by that certain First Amendment to Credit Agreement dated as of August 11, 2014, that certain Second Amendment to Credit Agreement dated as of August 19, 2014, that certain Waiver and Third Amendment to Credit Agreement dated as of December 10, 2014 (the “Third Amendment”), and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    At the Borrower’s request, the Administrative Agent and each of the Lenders party hereto have agreed, subject to the terms and conditions herein, to (i) amend certain terms and provisions of the Credit Agreement and the Guarantee and Collateral Agreement as herein set forth and (ii) waive (A) any Event of Default that has occurred and is continuing under Section 10.01(d) of the Credit Agreement resulting from the Loan Parties’ failure to maintain a ratio of (a) the NYMEX Value of the total Proved Developed Reserves of the Loan Parties as shown on the most recently delivered Reserve Report, to (b) Total Debt, equal to or in excess of 1.10 to 1.00 in accordance with Section 9.01(f) of the Credit Agreement (the “Asset Coverage Event of Default”), (B) the Event of Default that has occurred and is continuing under Section 10.01(d) of the Credit Agreement resulting from the Borrower’s issuance of preferred Equity Interests with a stated liquidation preference in excess of $50,000,000 in violation of Section 9.20(c) of the Credit Agreement (the “Preferred Issuance Event of Default”), (C) the Event of Default that has occurred and is continuing under Section 10.01(d) of the Credit Agreement resulting from the Borrower’s permitting to exist Debt that is not otherwise permitted by Section 9.02 of the Credit Agreement in respect of accounts payable that are greater than 90 days past due and not otherwise being contested in good faith by appropriate proceedings (the “Indebtedness Event of Default”), (D) any Event of Default that has occurred and is continuing under Section 6 of the Third Amendment as a result of the Borrower’s or its Subsidiaries’ failure to provide the Administrative Agent with a Mortgage sufficient to create a first priority, perfected Lien (subject only to Specified Liens) in favor of the Secured Parties in the North Fork Pipeline and to deliver certain legal opinions in connection therewith on or before January 9, 2015 (the “North Fork Documentation Event of Default”), (E) the Event of Default that has occurred and is continuing under Section 10.01(d) of the Credit Agreement resulting from the payment by the Borrower of Series C Preferred Dividends and Series D Preferred Dividends on March 2, 2015 in violation of Section 9.04(a) of the Credit Agreement, since the Events of Default specified in this paragraph had occurred and were continuing as of the date of such payment (the “Restricted Payment Event of Default”) and (F) any Event of Default that has occurred and is continuing under Section 10.01(g) of the Credit Agreement with respect to the Events of Default specified in this paragraph, to the extent they also constitute Events of Default under the Second Lien Term Loan Agreement, which constitutes Material Indebtedness (the “Second Lien Cross Defaults”, and together with the Asset Coverage Event of Default, the

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Preferred Issuance Event of Default, the Indebtedness Event of Default, the North Fork Documentation Event of Default, and the Restricted Payment Event of Default, collectively, the “Specified Events of Default”).
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T S
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendments to Section 1.02 of the Credit Agreement.

(a)The definitions of “Borrowing Base Adjustment Provisions” and “Liquidity” in Section 1.02 of the Credit Agreement are hereby restated in their entirety to read as follows:

“Borrowing Base Adjustment Provisions” means Section 2.07(e), Section 3.04(c)(iv), Section 8.13(c), Section 9.12(d) and Section 9.20(c) and any other provisions hereunder which adjust the amount of the Borrowing Base.
“Liquidity” means, at any time, the amount of the Loans that are then available for borrowing.

(b)The Borrowing Base Utilization Grid contained in the definition of “Applicable Margin” in Section 1.02 of the Credit Agreement is hereby restated in its entirety to read as follows:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	≥ 25%, but <50%	≥ 50%, but <75%	≥ 75%, but <90%	≥ 90%, but ≤100%
ABR Loans	3.00%	3.25%	3.50%	3.75%	4.00%
Eurodollar Loans	4.00%	4.25%	4.50%	4.75%	5.00%
Commitment Fee Rate	0.50%	0.50%	0.75%	0.75%	0.75%

(c)The following new defined terms shall be inserted in Section 1.02 of the Credit Agreement in the proper alphabetical order to read as follows:

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“Capex Conditions” means the Administrative Agent and the Majority Lenders have received evidence reasonably satisfactory to them that (a) each well located in the North Fork Field described in APOD A and drilled after the Third Amendment Effective Date has a daily average of gross production of Hydrocarbons (calculated at the wellhead) of at least 2,200 mcf per day for a minimum of 30 consecutive days, and (b) the aggregate Capital Expenditures made in respect of each such well do not exceed the Budgeted Gross Capital Expenditures (including any permitted variance) reflected in APOD A (as amended hereby) for such wells.

“Designated Tax Credit Certificate Payments” means each of the March Tax Credit Certificate Payments and the July Tax Credit Certificate Payments.

“Field Audit” means a field examination conducted by a Field Auditor of the
Borrower’s and its Subsidiaries’ accounts payable and books and records related thereto, and any other items deemed necessary by the Administrative Agent.

“Field Auditor” means any auditors, appraisers or other advisors who may be retained by the Administrative Agent and Majority Lenders with the consent of the Borrower (not to be unreasonably withheld or delayed).

“Fourth Amendment” means that certain Waiver and Fourth Amendment to Credit Agreement dated as of March 11, 2015 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” means the date on which the conditions specified in Section 5 of the Fourth Amendment are satisfied (or waived in accordance with Section 12.02 of the Credit Agreement).

“March Tax Credit Certificate Payments” means the Tax Credit Certificate Payments submitted on October 30, 2014 and expected to be received in March 2015 in an approximate amount of $20,615,893.

“July Tax Credit Certificate Payments” means the Tax Credit Certificate Payments submitted on January 31, 2015, and resubmitted on March 6, 2015, and expected to be received in July 2015 in an approximate amount of $33,046,103.

“Subject Preferred Equity Interests” means any preferred Equity Interests issued by the Borrower with a stated liquidation preference, in the aggregate with all other preferred Equity Interests issued by the Borrower on or after the Closing Date, in excess of $63,704,550.

2.2Amendments to Section 3.04(c) of the Credit Agreement. A new Section 3.04(c)(vii) is hereby added to the Credit Agreement to read as follows:

(vii)    Upon Issuance of Subject Preferred Equity Interests. Upon any adjustments to the Borrowing Base pursuant to Section 9.20(c), if a Borrowing Base Deficiency results from such adjustment, then the Borrower shall prepay the Borrowings in an aggregate principal amount equal to such Borrowing Base Deficiency. If a Borrowing Base Deficiency remains after prepaying all of the Borrowings as a result of an LC Exposure, the Borrower shall Cash Collateralize such remaining deficiency as provided in Section 2.08(j). The Borrower shall

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be obligated to make such prepayment and/or deposit of Cash Collateral on the date it or any Subsidiary receives proceeds as a result of the issuance of Subject Preferred Equity Interests.

2.3Amendment to Section 8.16 of the Credit Agreement. Section 8.16 of the Credit Agreement is hereby amended to add the following sections to read as follows:

(f)    On or prior to the date that is 60 days after the Fourth Amendment Effective Date (or such later date that is approved by the Administrative Agent in its sole discretion), the Borrower shall deliver evidence satisfactory to the Administrative Agent that a Mortgage from Anchor Point Energy, LLC, encumbering the North Fork Pipeline, has been duly recorded and is effective to create first priority, perfected Liens (subject only to Specified Liens) in favor of the Administrative Agent for the benefit of the Secured Parties.
(g)    On or before April 30, 2015, the Borrower shall have received at least $10,000,000 of net cash proceeds from the issuance of preferred Equity Interests in compliance with Section 9.20(c) and otherwise in accordance with this Agreement.
(h)     On or before March 31, 2015, the Field Auditor shall have begun (and the Borrower and its Subsidiaries shall be cooperating with) a Field Audit of accounts payable of the Borrower and its Subsidiaries, such Field Audit to be completed no later than April 17, 2015 and the procedures and results of such Field Audit shall be reasonably satisfactory to the Majority Lenders in all respects.

(i)    On or prior to the date that is 30 days after the Fourth Amendment Effective Date (or such later date that is approved by the Administrative Agent in its sole discretion), the Borrower shall deliver evidence satisfactory to the Administrative Agent that a Mortgage from Savant Alaska, LLC encumbering the Oil and Gas Properties acquired pursuant to the Savant Acquisition, has been duly recorded and is effective to create first priority, perfected Liens (subject only to Specified Liens) in favor of the Administrative Agent for the benefit of the Secured Parties.

(j)    On or before May 1, 2015, the Borrower shall deliver to the Administrative Agent an Engineering Report prepared by or under the supervision of the chief engineer of the Borrower dated as of April 15, 2015, which Engineering Report will serve as the basis for an Interim Redetermination (which Interim Redetermination shall be in addition to any other Interim Redetermination which may be elected by the Required Lenders pursuant to Section 2.07) with such Interim Redetermination to be completed on or before June 1, 2015.

(k)    Contemporaneously with the delivery of the Mortgages required by Section 8.16(f) and Section 8.16(i), the Borrower shall cause to be delivered to the Administrative Agent an opinion of (i) Davis Wright Tremaine LLP, Alaska counsel for the Administrative Agent, and/or (ii) local counsel in each other jurisdiction requested by the Administrative Agent, in each case, in form and substance satisfactory to the Administrative Agent in its sole discretion.
for.

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AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT]
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2.4Amendment to Section 9.01(e) of the Credit Agreement. Section 9.01(e) of the Credit Agreement is hereby restated in its entirety to read as follows:

(e)    The Borrower will not permit, at any time (i) prior to the date of receipt by the Borrower or any Subsidiary of the March Tax Credit Certificate Payments, its Liquidity to be less than $5,000,000 and (ii) on and after such date (and, in any event, on and after March 30, 2015), its Liquidity to be less than $10,000,000.
ow:

2.5Amendment to Section 9.04(a) of the Credit Agreement. Section 9.04(a)(iv) of the Credit Agreement is hereby restated in its entirety to read as follows:

(iv) the Borrower may declare or make, or agree to pay or make, payments of the Series B Preferred Dividend, the Series C Preferred Dividend, and the Series D Preferred Dividend so long as, in each case, immediately prior to and after giving effect to each such declaration, payment, or agreement to pay or make, as applicable, (A) no Default or Event of Default shall have occurred and be continuing, (B) the Borrower is in pro forma compliance with Section 9.01 and (C) the amount of the Loans that are then available for borrowing is equal to or greater than $10,000,000

2.6Amendment to Section 9.01 of the Credit Agreement. A new Section 9.10(c) is hereby added to the Credit Agreement to read as follows:

(c)    Notwithstanding the foregoing, the Borrower and any of its Subsidiaries may sell, transfer, discount or otherwise Dispose of any Designated Tax Credit Certificate Payment so long as (i) the Majority Lenders shall, in their sole discretion, be satisfied with the net cash proceeds received by the Borrower or any of its Subsidiaries in respect of such Disposition and (ii) the proceeds of such Disposition are applied as required by Section 9.27(a) of this Agreement.

2.7Amendment to Section 9.12 of the Credit Agreement. Section 9.12 of the Credit Agreement is hereby amended to (i) move the word “and” from the end of clause (k) to the end of clause (l) and (ii) to add a new clause (m) to read as follows:

(m)    Dispositions of hedging positions in respect of Swap Agreements with an aggregate Swap Agreement PV of all such hedge positions Disposed of pursuant to this clause (m) not to exceed the lesser of (A) $5,000,000 or (B) 15% of the aggregate Swap Agreement PV at the time of the first such Disposition of hedging positions; provided that notwithstanding anything herein to the contrary, so long as no Designated Tax Credit Certificate Payments have been received or been Disposed of pursuant to Section 9.10(c), the Borrowing Base shall not be adjusted in connection with any Disposition permitted by this clause (m); provided further, that if any Designated Tax Credit Certificate Payments have been received or been Disposed of pursuant to Section 9.10(c) then (i) the Borrowing Base shall be adjusted to remove the Borrowing Base value of such hedge positions so Disposed of to the extent required by Section 2.07(e) and (ii) the proceeds of such Disposition of hedging positions shall be applied as required by Section 3.04(c)(iii), to the extent required, and thereafter to repay Borrowings (or Cash Collateralize any LC Exposure, if all Borrowing have been repaid).

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2.8Amendments to Section 9.20(c) of the Credit Agreement. The proviso to Section 9.20(c) of the Credit Agreement is hereby restated in its entirety to read as follows:

provided that, the Borrower may issue additional preferred Equity Interests so long as (i) the aggregate stated liquidation preference of all such preferred Equity Interests issued after the Effective Date shall not exceed $100,000,000 on the date of issuance, (ii) the terms and conditions of any such preferred Equity Interest are no more onerous to the Borrower than those contained in either the Series C Preferred Stock or the Series D Preferred Stock, and (iii) upon the issuance of additional preferred Equity Interests (A) the Borrower will furnish to the Administrative Agent prompt written notice of such issuance and (B) to the extent that the Borrower issues Subject Preferred Equity Interests, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated liquidation preference of such Subject Preferred Equity Interests, and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Banks and the Lenders on such date until the next redetermination or modification thereof pursuant to the Borrowing Base Adjustment Provisions.

2.9Amendment to Section 9.24 of the Credit Agreement. Section 9.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.24. Permitted Capital Expenditures. The Borrower will not, and will not permit any Subsidiary or Miller 2009 Partnership to, use funds from any source (including proceeds of the Second Lien Loans and amounts on deposit in the Collections Account) to make any Capital Expenditures, other than (a) from and including the Fourth Amendment Effective Date and through and including the date on which the Capex Conditions are satisfied, Mandatory Capital Expenditures, and (b) thereafter until the completion of APOD A and APOD B, Permitted Capital Expenditures. For the avoidance of doubt, the restrictions in this Section 9.24 do not apply to Capital Expenditures made on behalf of the Borrower or any of its Subsidiaries by a third party in connection with any joint venture or other transaction in which the Borrower or such Subsidiary has a carried interest.

2.10Amendments to Article IX of the Credit Agreement. Article IX of the Credit Agreement is hereby amended to add a new Section 9.27 in the correct numerical order as follows:

Section 9.27    Additional 2015 Tax Credit Certificate Payments.

(a)    Immediately upon receipt by the Borrower or any Subsidiary of the March Tax Credit Certificate Payments (or any net cash proceeds from the Disposition thereof permitted by Section 9.10(b)), (i) the Borrower will repay Borrowings (and Cash Collateralize any LC Exposure, if all Borrowings have been repaid) in an amount equal to such March Tax Credit Certificate Payments (or the net cash proceeds from the Disposition thereof) and (ii) the Borrowing Base in effect immediately prior to receipt of the March Tax Credit Certificate Payments will be automatically reduced by $5,000,000.

(b)    Immediately upon receipt by the Borrower or any Subsidiary of the July Tax Credit Certificate Payments (or any net cash proceeds from the Disposition thereof

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permitted by Section 9.10(b)) the Borrower will repay Borrowings (and Cash Collateralize any LC Exposure, if all Borrowings have been repaid) in an amount equal to such July Tax Credit Certificate Payments (or the net cash proceeds from the Disposition thereof) and, if the Borrower or any Subsidiary receives any such July Tax Credit Certificate Payments prior to the effective date of the August 1, 2015 Scheduled Redetermination (such date, the “August Redetermination Effective Date”), then, during the period beginning on the date such July Tax Credit Certificate Payments are received and ending on the August Redetermination Effective Date, the Borrower will not permit the sum of the Revolving Credit Exposures of the Lenders to exceed an amount equal to the difference of (A) $20,000,000 minus (B) the amount, if any,by which the Borrowing Base has been reduced pursuant clause (i) of the second proviso to Section 9.12(m).

2.11Amendment to APOD A. Exhibit A to the Third Amendment shall be amended and restated in its entirety as set forth on Exhibit A hereto.

2.12Amendment to Guarantee and Collateral Agreement. Schedule 2 to the Guarantee and Collateral Agreement shall be amended and restated in its entirety as set forth on Exhibit B hereto.

Section 3.Borrowing Base. For the period from and including the Fourth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $45,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions.

Section 4.Waiver and Consent.

4.1Waiver of Specified Events of Default. The Lenders hereby agree, subject to the terms and conditions of this Amendment, to waive (a) the Indebtedness Event of Default to the extent such Event of Default occurred prior to the Fourth Amendment Effective Date, (b) the Preferred Issuance Event of Default, (c) the Asset Coverage Ratio Event of Default, but only with respect to each Asset Coverage Test Date occurring during the period from the Fourth Amendment Effective Date through (but excluding) the April 30, 2015 Asset Coverage Test Date, (d) without limiting the obligations of the Borrower under Section 8.16(f) of the Credit Agreement, as amended hereby, the North Fork Documentation Event of Default, (e) the Restricted Payment Event of Default, and (f) the Second Lien Cross Defaults.

4.2No Other Waivers. Except for the limited waivers set forth in Section 4.1 above, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement or any other Loan Document, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by any Loan Party of any provision hereof or thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement and the other Loan Documents with respect to any Default or Event of Default that has occurred and is continuing or may hereafter occur (other than the Specified Events of Default to the extent set forth in Section 4.1 above).

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Section 5.Conditions Precedent. This Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(a)The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b)The Borrower shall have executed and delivered the Fourth Amendment Fee Letter dated as of March 11, 2015 (the “Fourth Amendment Fee Letter”) to the Administrative Agent.

(c)The Administrative Agent shall be reasonably satisfied that, substantially contemporaneously with the effectiveness of this Amendment, that the terms of the Second Lien Term Loan Agreement will be amended in form and substance reasonably acceptable to the Administrative Agent.

(d)No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of, and the transactions contemplated by, this Amendment and the contemporaneous amendment to the Second Lien Term Loan Agreement.

(e)The Borrower shall have paid to the Administrative Agent all costs, fees and expenses due and payable pursuant to the Credit Agreement, including (a) all fees payable under the Fourth Amendment Fee Letter, payable on the Fourth Amendment Effective Date, including upfront fees for the account of each Lender equal to 0.40% of the amount of each Lender’s allocated share of the Borrowing Base after giving effect to Section 3 of this Amendment, and (b) to the extent invoiced, all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including all invoiced costs, fees, and expenses due and payable to Simpson Thacher & Bartlett LLP and McAfee & Taft, a Professional Corporation.

(f)The Administrative Agent shall have received such other documents and information as the Administrative Agent or its counsel shall have reasonably requested.

Section 6.Miscellaneous.

6.1Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment.

6.2Release. In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each Loan Party hereby releases and forever discharges the Administrative Agent and each Lender and each of their respective Related Parties (all of the foregoing, collectively, the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (all

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of the above, collectively, “Claims”), that existed, arose or occurred at any time on or before the date of this Amendment, which any Loan Party may have or claim to have against any of the Lender Group in any way related to or connected with the Loan Documents or the transactions contemplated thereby.

6.3Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:
(a)acknowledges the terms of this Amendment;

(b)ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party (including with respect to all of the Liens securing the payment and performance of the Secured Obligations) and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby;

(c)represents and warrants to the Lenders that the resolutions and governing documents certified to the Administrative Agent and the Lenders by such Loan Party on the date of the Credit Agreement remain in full force and effect and have not been amended or otherwise modified; and

(d)represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, (i) the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents are true and correct in all material respects (unless such representation and warranty is already qualified by materiality, in which case such representation or warranty is simply true and correct) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct as aforesaid as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

6.4Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

6.5NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.7Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out‑of-pocket

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costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel.

6.8Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

6.10Loan Document. Each of this Amendment and the Third Amendment Fee Letter is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	MILLER ENERGY RESOURCES, INC.

	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

GUARANTORS:	MILLER DRILLING, TN LLC

	By:	MILLER ENERGY RESOURCES, INC.,
its Sole Member

		By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

MILLER ENERGY SERVICES, LLC

	By:	MILLER ENERGY RESOURCES, INC.,
its Sole Manager

		By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

MILLER ENERGY GP, LLC

	By:	MILLER ENERGY RESOURCES, INC.,
its Sole Manager

		By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

MILLER RIG & EQUIPMENT, LLC

	By:	MILLER ENERGY RESOURCES, INC.,
its Sole Manager

		By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

Signature Page to Waiver and Fourth Amendment to Credit Agreement
and Second Amendment to Guarantee and Collateral Agreement
(Miller Energy Resources, Inc.)

COOK INLET ENERGY, LLC

By:	/s/ David M. Hall
David M. Hall
Manager and Chief Executive Officer

EAST TENNESSEE CONSULTANTS, INC.

By:	/s/ David M. Hall
David M. Hall
Chief Operating Officer

EAST TENNESSEE CONSULTANTS II, L.L.C.

By:	/s/ David M. Hall
David M. Hall
Chief Operating Officer

ANCHOR POINT ENERGY, LLC
By:	Cook Inlet Energy, LLC, its Manager

	By:	/s/ David M. Hall
David M. Hall
Chief Operating Officer

SAVANT ALASKA, LLC
By:	Miller Energy Resources, Inc., its sole member

	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

NUTAAQ OPERATING, LLC
By:	Savant Alaska, LLC, its sole member

	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

Signature Page to Waiver and Fourth Amendment to Credit Agreement
and Second Amendment to Guarantee and Collateral Agreement
(Miller Energy Resources, Inc.)

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page to Waiver and Fourth Amendment to Credit Agreement
and Second Amendment to Guarantee and Collateral Agreement
(Miller Energy Resources, Inc.)

CIT FINANCE LLC, as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

Signature Page to Waiver and Fourth Amendment to Credit Agreement
and Second Amendment to Guarantee and Collateral Agreement
(Miller Energy Resources, Inc.)

MUTUAL OF OMAHA BANK, as a Lender

By:	/s/ Keith Miller
Name:	Keith Miller
Title:	Senior Energy Lender

Signature Page to Waiver and Fourth Amendment to Credit Agreement
and Second Amendment to Guarantee and Collateral Agreement
(Miller Energy Resources, Inc.)

ONEWEST BANK N.A., as a Lender

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Executive Vice President

Signature Page to Waiver and Fourth Amendment to Credit Agreement
and Second Amendment to Guarantee and Collateral Agreement
(Miller Energy Resources, Inc.)

Exhibit A

APOD A

Field	Well ID	Budgeted Gross Capital Expenditures	Permitted Variance
REDOUBT
	RU-7	$7,000,000	10%

Following RU-7, any three of the following four wells in the Redoubt Unit, as determined by Borrower:
	RU-3	$7,000,000	10%
	RU-4	$7,000,000	10%
	RU-5	$4,000,000	10%
	RU-6	$4,000,000	10%

NORTH FORK:
Any four of the following six wells, as determined by Borrower:
	NF-24-26	$9,000,000	10%
	NF-42-36	$9,000,000	10%
	NF-9	$5,000,000	10%
	NF-10	$5,000,000	10%
	NF-11	$5,000,000	10%
	NF-12	$5,000,000	10%

Notwithstanding the permitted individual well variance, the aggregate variance on all wells shall not exceed 10%.

Exhibit A
[WAIVER AND Fourth AMENDMENT TO CREDIT AGREEMENT
AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT]
001955-0001-16872396.13

Exhibit B

Schedule 2

DESCRIPTION OF PLEDGED SECURITIES
Pledged Securities:

Owner	Issuer	Class of Stock or other Equity Interest	Ownership Interest/No. of Shares/Units	Certificated or Uncertificated
Miller Energy Resources, Inc.	Cook Inlet Energy, LLC	Membership interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	East Tennessee Consultants, Inc.	Common Stock	1000 shares 100%	Certificated (Certificate No. 005)
Miller Energy Resources, Inc.	East Tennessee Consultants II, L.L.C.	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Drilling, TN LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Energy Services, LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Energy GP, LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Rig & Equipment, LLC	Membership Interest in LLC	100%	Uncertificated
Cook Inlet Energy, LLC	Anchor Point Energy, LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Savant Alaska, LLC	Membership Interest in LLC	100%	Uncertificated
Savant Alaska, LLC	Nutaaq Operating LLC	Membership Interest in LLC	100%	Uncertificated
Pledged Notes:
NONE.

Exhibit B
[WAIVER AND Fourth AMENDMENT TO CREDIT AGREEMENT
AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT]
001955-0001-16872396.13